Exhibit 99.1

1 OTCQX SHWZ NEO SHWZ CORPORATE PRESENTATION | AUGUST 2022

2 OTCQX:SHWZ | NEO:SHWZ SAFE HARBOR This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by words such as “believes,” “plan,” “expects,” “projects,” “anticipates,” “will,” “may,” “could,” “should,” “positioned,” “become,” “build,” “develop,” “approximately,” “potential” and words of similar import . Examples of forward - looking statements include, among others, statements regarding Medicine Man Technologies, Inc . ’s dba Schwazze (the “Company”) operations, financial performance, business or financial strategies, or achievements . Forward - looking statements are neither historical facts nor assurances of future results of performance . Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control . Actual outcomes and results and the Company’s financial performance and condition may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . Important factors that could cause actual results and financial conditions to differ materially from those indicated in the forward - looking statements include, among others, the following : the Company’s ability to finance any of its proposed acquisitions ; the Company’s ability to close on any of its proposed acquisitions ; the Company’s ability to successfully integrate and achieve synergies and its objectives with respect to any of its proposed acquisitions ; the Company’s ability to successfully execute its business, financial and growth strategies ; the Company’s ability to successfully identify future acquisition targets, expand into additional states, open new dispensaries, and offer new products, services and other offerings ; the Company’s ability to service its debt obligations when due ; general industry and economic conditions ; the U . S . federal government’s enforcement priorities regarding the cannabis industry ; changes in laws and regulations applicable to cannabis and the cannabis industry, including the classification of cannabis as a Schedule I controlled substance under the Controlled Substances Act and Section 208 E of the Internal Revenue Code of 1986 , as amended ; and the demand for cannabis products . Any forward - looking statement in this presentation is based only on information currently available to the Company and speaks only as of the date of this presentation . The Company disclaims any obligation to update any forward - looking statement or to announce publicly the results of any revisions to any forward - looking statement to reflect future events or developments except as required by law . The unaudited preliminary pro forma results, projections and other financial information discussed in this presentation consists of estimates derived from the Company’s and the acquisitions targets’ internal books and records and are based on various assumptions that have been prepared and made by the Company’s management . Such financial information is subject to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time such financial information is finalized . Further, the assumptions used in developing such financial information are subject to significant uncertainties and contingencies and may not prove to be correct . Therefore, actual results may differ materially from such financial information and such financial information is subject to change .

3 3 We are a Leading, VERTICALLY INTEGRATED Retail Operator Driving BRAND DEVELOPMENT with a REGIONAL Focus

4 OTCQX:SHWZ | NEO:SHWZ 4 HEADQUARTERS Denver, Colorado Operating in Colorado and New Mexico RETAIL (1) 33 Dispensaries #2 IN COLORADO (23) #5 IN NEW MEXICO (10) CULTIVATION MANUFACTURING AT A GLANCE Note: (1) Based on number of active adult - use stores 7 Facilities 111K ft 2 Indoor 2 Acres Outdoor 60K ft 2 Hoop Houses 2 Facilities (1 in CO and 1 in NM) 13,000 ft 2 manufacturing facilities

5 OTCQX:SHWZ | NEO:SHWZ Well positioned to take advantage of a hypergrowth industry 20 45% 18% ANNUAL 11% MONTHLY States where Cannabis is Legal Recreationally (1) of the U.S. Population Lives in Recreationally Legal States U.S. Cannabis Use Incidence CANNABIS TODAY Note: (1) As of June 2022

6 OTCQX:SHWZ | NEO:SHWZ Our goal is to create value by becoming number 1 in the markets we serve as preferred retailers and memorable brands creators. GO DEEP IN RETAIL RUN LEAN DRIVE HOUSE BRANDS MEASURE AND MANAGE Diversified, focused, growing asset portfolio in Colorado and New Mexico Efficiently allocate people and resources to drive out costs Meticulously collect and analyze data to improve operations and serve our customers THE STRATEGY Grow our products into market leading brands, enhancing the Schwazze House of Brands

7 OTCQX:SHWZ | NEO:SHWZ GOING DEEP WHAT IT IS & WHY IT MA T TERS Sales Volume Geographic Coverage Brands She lf Space Economies of Scale Consumer Choice 7 OTCQX:SHWZ | NEO:SHWZ Concentrated retail operations drive market share gains and cost efficiencies, a winning long - term strategy

8 OTCQX:SHWZ | NEO:SHWZ COLORADO Cannabis Retail Sales (2021) (1) $2.1B 12M Incidence (18+) (1) 18% Population (2020) (2) 5.8M Increase Since 2010 (2) 15% NEW MEXICO Cannabis Retail Sales (2021) (1) $264M 12M Incidence (18+) (1) 13% Population (2020) (2) 2.1M Increase Since 2010 (2) 3% 8 SUPER REGIONAL FOOTPRINT Source: (1) BDSA Market Summary (2) 2020 U.S. Census

9 OTCQX:SHWZ | NEO:SHWZ NEW MEXICO EXPECTED GROWTH 200% BY 2026 (1) MANUFACTURING RETAIL CULTIVATION 1 facility 6K ft 2 10 retail locations 26K+ ft 2 83K+ ft 2 of cannabis production 9K ft 2 incremental being developed 9 OTCQX:SHWZ | NEO:SHWZ $- $100,000,000 $200,000,000 $300,000,000 $400,000,000 $500,000,000 $600,000,000 $700,000,000 $800,000,000 $900,000,000 2021 2022 2023 2024 2025 2026 BDSA NM Legal Market Estimates Source: (1) BDSA

10 10 OUR HOUSE OF BRANDS >30% market share CO wholesale distillate (1) COLORADO & NEW MEXICO COLORADO & NEW MEXICO COLORADO COLORADO NEW MEXICO 4 grows in CO & 3 in NM 19 dispensaries in CO 4 dispensaries in CO 10 dispensaries in NM Note: (1) Per internal estimates using BDSA data

11 OTCQX:SHWZ | NEO:SHWZ SCHWAZZE Enterprise Value / 2022 Adjusted EBITDA (Consensus) BRANDED CPG PRIVATE LABEL WHY BRANDS MATTER 11 Source: Company filings, FactSet as of 6/30/22 CY 2022 ADJ. EBITDA & MARGIN (CONSENSUS) Market Cap $0.2 $34 $117 $272 $91 $184 $100 $230 $345 $88 $48 $43 $45 $306 $106 $16 $2 $2 $2 USD CY 2022E EBITDA $0.1 $1.4 $4.7 $13.5 $4.5 $9.9 $6.5 $15.0 $21.5 $6.4 $3.7 $3.4 $3.8 $26.7 $19.3 $2.2 $0.4 $0.2 $0.4 CY 2022E EBITDA Margin 29% 34% 43% 32% 24% 24% 34% 18% 26% 19% 32% 37% 20% 34% 34% 18% 8% 13% 19% 5.5x 25.8x 23.6x 22.6x 21.6x 19.8x 18.0x 17.4x 17.3x 17.0x 15.2x 15.2x 14.8x 12.5x 9.2x 11.7x 10.5x 9.2x 9.1x ($ in billions)

12 OTCQX:SHWZ | NEO:SHWZ 29.40% 27.61% 28.03% 25.97% 29.64% 27.97% 25.41% 24.46% 24.43% 22.65% 21.23% 15.01% 19.41% 18.87% 15.45% 21.32% 20.77% 20.84% 23.88% 25.28% 24.98% 28.91% 29.31% 30.14% 30.89% 41.93% 31.15% 30.96% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Product A Not Promoted BRAND PROMOTION 16% Improvement in Category Sales January 2021 – February 2022 Product B Promoted 3 RD Party Success Story % of Category BRAND BUILDING SUCCESS

13 OTCQX:SHWZ | NEO:SHWZ 13 OTCQX:SHWZ | NEO:SHWZ BRAND BUILDING SUCCESS 13% 11% 10% 16% 17% 20% 20% 27% 20% 7% 12% 17% 22% 27% 6/1/2021 7/1/2021 8/1/2021 9/1/2021 10/1/2021 11/1/2021 12/1/2021 1/1/2022 2/1/2022 % of Vape Category Sold One time promotion 20 % Of Vape Category Sold by Internal Brand Internal Brand Success Story

14 OTCQX:SHWZ | NEO:SHWZ 529.7 414.6 628.0 592.2 858.9 717.4 350 450 550 650 750 850 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 189% 14 OTCQX:SHWZ | NEO:SHWZ Total Finished Goods Produced (kg) Increase in Bulk Output Since April 2020 Acquisition (1) Acquisition PURPLEBEE’S MANUFACTURING PRODUCTION IMPROVEMENT Note: Comparing March 2020 (pre - acquisition) output of 67.5 kg to May 2020 – December 2021 average monthly output of 195.2 kg

15 OTCQX:SHWZ | NEO:SHWZ RETAIL OPERATING PLAYBOOK Retail Acquisition Impact – Gross Margin 5.5% Average Retail Gross Margin Improvement Two Quarters Post Acquistion 45% 50% 55% 60% 65% 70% Last Pre-Acquisition Quarter SHWZ 1st Quarter SHWZ 2nd Quarter Star Buds Smoking Gun Drift Emerald Fields Average

16 OTCQX:SHWZ | NEO:SHWZ CO RETAIL COGS MANAGEMENT 16 OTCQX:SHWZ | NEO:SHWZ Note: As a % of Total COGS includes spot buys | for Participating Suppliers is only for permanent reductions Total COGS Reductions Period As a % of Total COGS As a % of Total COGS for Participating Suppliers FY 2021 1.8% 14.4% YTD 2022 6.0% 11.9% Gross Margin as a % of Total COGS by Month 52% 53% 54% 55% 56% 57% 58% 59% Leveraging Increased Buying Power to Negotiate Cost Reductions with All Key Suppliers

MANAGEMENT **EXPERIENCE**



JUSTIN DYE

Chief Executive Officer, Chairman

Led the growth of Albertsons sales from

~$10B to ~$60B

with over

2,300 stores & 285,000 employees

creating one of the largest privately held companies in the U.S.



Nancy Huber

Chief Financial Officer

30+ years

experience managing public enterprises, overseeing multifunctional management

CFO of Forward Foods, oversaw improvements in revenue, margins and EBITDA



Todd Williams

Senior Advisor, Strategy

25+ years

consulting, strategy, asset valuation and M&A experience

At Albertsons, managed the acquisition of over

1,600

operating grocery stores with

~$40B in sales & $10B transaction value

Responsible for divesting 168 stores with over $3B in sales



Nirup Krishnamurthy

Chief Operating Officer

25+ years

experience in innovation, technology, restructuring and M&A in Fortune 500 companies

C-suite roles at United Airlines, Northern Trust Bank, and A&P Supermarkets



Dan Pabon

General Counsel & Government Relations

15+ years

expertise in emerging regulatory systems, legal research & legislative relations

Experienced former Colorado State Representative, instrumental in the **writing and passing of cannabis laws** in Colorado and advising other **states, countries, and local municipalities** in drafting their laws

OTCQX:SHWZ | NEO:SHWZ

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18 OTCQX:SHWZ | NEO:SHWZ MAKING A DIFFERENCE Operational Excellence QUALITY GOVERNANCE SOCIAL ENVIRONMENT We understand that diversity and engagement make for a better and more enriched Company We are dedicated to making a difference in the communities and neighbourhoods in which we operate and serve We listen to our customers’ needs and wants to serve them with quality products We utilize sustainable products and methods to do our part

19 OTCQX:SHWZ | NEO:SHWZ 19 OTCQX:SHWZ | NEO:SHWZ CURRENT CAPITAL STRUCTURE $ 1.15 Stock Price 06/30/22 Source: Company filings and estimate, FactSet as of 6/30/22 Notes (1) Assumes outstanding preferred stock converted to common stock at $1.20 per share for purposes of calculating equity value; includes accrued dividends through 6/30/22; does not include shares of common stock issuable upon potential conversion of new senior secured convertible notes; (2) Inclusive of net in - the - money options and warrants; (3) Estimate based on 6/30/22 cash less marketable securities balance; (4) See footnote on page 19 regarding Adjusted EBITDA

20 OTCQX:SHWZ | NEO:SHWZ Q2 2022 PERFORMANCE Selected Highlights for the Second Quarter Ended June 30, 2022 20 OTCQX:SHWZ | NEO:SHWZ Note: Adjusted EBITDA represents income (loss) from operations, as reported, before tax, adjusted to exclude non - recurring items , other non - cash items, including stock - based compensation expense, depreciation, and amortization, and further adjusted to remove acquisition related costs, and other one - time expenses, such as severance. The Company uses Adjusted EBITDA as it believes it better explains the results of its core business. $ in Millions Q2 2022 Q2 2021 Revenues Retail 38.1$ 21.5$ Wholesale 6.1 9.2 Other 0.1 - Total Revenues 44.3$ 30.7$ Cost of Goods & Services 19.1 15.8 Gross Profit 25.2$ 14.9$ Gross Profit Margin (%) 56.8% 48.5% Adjusted EBITDA 15.0$ 10.0$ EBITDA Margin (%) 33.9% 32.6%

21 OTCQX:SHWZ | NEO:SHWZ Source: Company filings, FactSet as of 6/30/22 Note: Peer set pro forma for all significant M&A PEER COMPARISON Rising Industry Leader Trading at a Discount SCHWAZZE TOP 5 MSOs REGIONAL MSOs Enterprise Value / 2022 Adjusted EBITDA (Consensus) ($ in millions) Market Cap $157 $3,696 $1,884 $2,033 $2,173 $1,604 $291 $694 $256 $351 $431 $335 $93 $55 $380 $320 $415 $470 $405 $30 $80 $20 $40 $145 $100 $45 29% 26% 31% 39% 35% 26% 10% 23% 14% 27% 25% 24% 18% 5.5x 12.5x 6.4x 5.5x 5.4x 5.3x 18.5x 12.4x 11.1x 10.0x 6.7x 5.3x 4.9x CY 2022 ADJ. EBITDA & MARGIN (CONSENSUS)

22 OTCQX:SHWZ | NEO:SHWZ 2019 2020 2021 2022 Analyst Consensus 48.3% 29.7% 50.5% 29.8% 30.7% (31.7%) 94% Y - o - Y growth 352% Y - o - Y growth 67% Y - o - Y growth FINANCIAL TRENDS 22 OTCQX:SHWZ | NEO:SHWZ 2019 to 2022 Financials Gross Margin Revenue Adjusted EBITDA Margin $200,000,000 $0

23 23 Justin Dye Chief Executive Officer We are committed to UNLOCKING THE FULL POTENTIAL of the cannabis plant to IMPROVE the HUMAN CONDITION.

24 24 CONTACT Joanne Jobin, Investor Relations T 647 - 964 - 0292 E ir@Schwazze.com W Schwazze.com CORPORATE OFFICE Schwazze 4880 Havana St., Ste 201 Denver, CO 80239 T 303 - 371 - 0387 OTCQX & NEO SHWZ

25 25 APPENDIX

26 OTCQX:SHWZ | NEO:SHWZ MANAGEMENT EXPERIENCE Justin Dye Chief Executive Officer & Chairman, Director 25+ years of experience in private equity, general management, operations, corporate finance and M&A. He led the growth of Albertsons from ~$10Bn to over ~$60Bn in sales with over 2,300 stores and 285,000 employees, creating one of the largest privately held companies in the U.S. Dan Pabon General Counsel and Government Relations Experienced former Colorado State Representative who was instrumental in the writing and passing of cannabis laws in Colorado and other states and countries. Dan has 15+ years of expertise in emerging regulatory systems, legal research and legislative relations. Nirup Krishnamurthy Chief Operating Officer, Director Dye Capital Partner carrying 25+ years of experience in innovation, technology, restructuring and M&A at Fortune 500 companies, holding executive roles at United Airlines, Northern Trust Bank and A&P Supermarkets. Nirup holds a PhD in Industrial Engineering from SUNY. Julie Suntrup VP Marketing & Merchandising With 20+ years of regulatory and CPG experience, Julie has introduced and marketed brands across: cannabis, alcohol, functional beverage, food, retail, QSR, natural/personal care and pharma sectors. She has represented brands such as: LivWell Enlightened Health, CDPHE, Anheuser - Busch, Budweiser, Coca - Cola, Vitaminwater/Smartwater, QuikTrip, Electrolux, Kellogg, Colgate and Tom’s of Maine. Nancy Huber Chief Financial Officer Successful track record with 30+ years of experience managing public enterprises and overseeing multifunctional management. As CFO of Forward Foods, she oversaw improvements in revenue, margins and EBITDA. Nancy received her MBA from Kellogg School of Management. Jim Parco President, Biosciences In 2014, Jim Parco founded Mesa Organics (Purplebee’s) which is the leading Colorado extractor and manufacturer of cannabis products. Prior to that, Jim served two decades of active duty in the Air Force and was a tenured full professor of economics and business for nine years at Colorado College. Jim holds his PhD from University of Arizona. Todd Williams Senior Advisor, Strategy 25+ years of consulting, strategy, asset valuation and M&A experience. In his most recent role at Albertsons, he managed the acquisition of over 1,600 operating grocery stores with ~$40Bn in sales and $10Bn in transaction value and was also responsible for divesting 168 stores with over $3Bn in sales. Collin Lodge VP Retail Operations 10+ years experience in Retail Operations, M&A, and Integration from Albertsons Companies. As a skilled negotiator, Collin excels at expanding eCommerce, launching subscription services and last mile delivery, while establishing mutually beneficial strategic partnerships. Ed Eissenstat Chief Information Officer 25+ years experience in Retail Technology with a focus on cost - effective systems that scale for growth. Ed held key roles at Boston Market, Whole Foods, and Pharmaca Integrative Pharmacy modernizing infrastructure, leading technical integration, and building eCommerce, distribution and retail systems. Dan Bonach VP Human Resources 15+ years experience in HR & Safety functions for Molson Coors and Lank O’Lakes. At Molson Coors, Dan was instrumental in leading employee engagement strategies, improving retention, leadership development and facilitating multiple re - organizations. He also led the creation of their safety program and Diversity/ Equity/ Inclusion strategy.

27 OTCQX:SHWZ | NEO:SHWZ BOARD OF DIRECTORS Jeff Garwood Jeff Garwood founded and is the Managing Member of Liberation Capital, a private equity fund focused on providing modular, repeatable waste to value project finance. He is also the co - owner of Zysense, an entity providing high precision measurement instruments for research. Jeff previously held senior leadership positions with General Electric, Garrett Aviation, and McKinsey and Company. Pratap Mukharji Pratap Mukharji is a retired consultant with over 30 years of experience in management consulting, the majority with Bain & Company leading its Supply Chain and Service Operations practices. With a concentration in Industrials and Retail, Mukharji has led strategy, M&A, transformation and turnaround, operations improvement, due diligence, omnichannel, and e - commerce efforts across multiple industries. Prior to Bain, he was at Kearney and Booz - Allen & Hamilton. Paul J. Montalbano, MD Paul J. Montalbano, MD, is a private practicing neurosurgeon in Boise, Idaho. His background includes over 30 years in healthcare, developing two highly successful multidisciplinary programs in the nonprofit and for - profit sector. While serving on the governing and financial boards of the for - profit hospital, its revenues have increased from $8 to $64 million dollars. He has led the most profitable and highest volume neurosurgical program at Neuroscience Associates for the last 22 years. He received his Bachelor’s Degree in Biology from Loyola University of Chicago, Medical Degree from Northwestern University Feinberg School of Medicine and completed his neurosurgical training in complex spinal reconstruction and brain surgery at the University of South Florida. Brian Ruden Since 2010, Brian Ruden has owned and operated cannabis businesses under the Star Buds brand. Under his leadership, Star Buds has become one of the most recognized and successful retail cannabis operations in North America. In 2014, Brian founded Star Buds Consulting which provides strategic advice to start - up cannabis operations. Jeff Cozad Jeff Cozad is the co - founder of CRW Cann Holdings, LLC – a special purpose vehicle created to support Schwazze’s vision of becoming the dominant, vertically integrated player in the Colorado cannabis market. He is also the Managing Partner of his family office, Cozad Investments, LP, which has completed more than 20 investments across a disparate set of industries over the past 13 years. Mr. Cozad holds an MBA from The University of Chicago Booth School of Business and received a BA in Economics and Management from DePauw University, where he serves on the Board of Trustees and is the Chairman of the University Endowment Fund Investment Committee. Jonathan Berger Jonathan Berger is the retired CEO of Great Lakes Dredge & Dock, Inc. (Nasdaq: GLDD). In addition to having been a director of GLDD he was also a director of Boise Paper, Inc. a New York Stock Exchange listed company where he previously served as both chair of the audit and compensation committees. Berger is currently a director of Alloy - a privately held specialty environmental contractor and Partner with Genesis Business Humanity, a boutique advisory firm helping bring Israeli tech companies to the US. He is a former partner in KPMG, the international accounting and consulting firm where he ran their corporate finance practice unit on a national level. Previously, Berger held a CPA license and securities licenses 7, 24, 63. He received a BS in Human Development from Cornell University and an MBA from Emory University. Salim Wahdan Salim Wahdan has close to two decades of entrepreneurial experience owning and operating retail businesses. Most recently, he was a partner and operator of Star Buds in Adams, Louisville, and Westminster, several of the Star Buds’ branded dispensaries the Company purchased between December 2020 and March 2021. Mr. Wahdan was instrumental in the early growth of the Star Buds franchise. Previous to his time in the cannabis industry, he owned and operated various retail concepts in Colorado.

28 OTCQX:SHWZ | NEO:SHWZ Source: Company filings Note: Adjusted EBITDA represents income (loss) from operations, as reported, before tax, adjusted to exclude non - recurring items, other non - cash items, including stock - based compensation expense, depreciation, and amortization, and further adjusted to remove acquisition related costs, and other one - time expenses, such as severance. The Company uses Adjusted EBITDA as it believes it better explains the results of its core business. ADJUSTED EBITDA RECONCILIATION $ 15.0 million of 2Q’22 Adjusted EBITDA Source: Company filings: 10Q 6/30/22 Note: Adjusted EBITDA represents income (loss) from operations, as reported, before tax, adjusted to exclude non - recurring items , other non - cash items, including stock - based compensation expense, depreciation, and amortization, and further adjusted to remove acquisition related costs, and other one - time expenses, such as severance. The Company uses Adjusted EBITDA as it believes it better explains the results of its core business. Quarter Ended June 30 $ in Millions 2022 2021 Operating income (loss) 33.8$ 4.4$ Addbacks: Interest expense (income), net 7.5 1.7 Provision for income taxes (benefit) 4.4 0.3 Other (income) expense (36.7) (1.9) Depreciation & amortization 3.0 3.0 Earnings before interest, taxes, depreciation & amortization (EBITDA) (non-GAAP measure) 12.0$ 7.5$ Non-cash stock compensation 0.7 1.2 Deal related expenses 1.7 0.9 Capital raise related expenses - 0.2 Inventory adjustment to fair market value for purchase accounting 0.2 - One-time cultivation asset impairment 0.3 - Severance 0.1 0.1 Retention program expenses - - Employee relocation expenses - - Other non-recurring items - 0.1 Adjusted EBITDA (non-GAAP measure) 15.0$ 10.0$